Dear Shareholder

The first 6 months of 1998 can only be described as one of those unique periods, which seem to occur every ten or fifteen years, in which the stock market assumes a very noticeable split personality. The distinctive characteristics are the participation of fewer companies in market rallies and generally deteriorating fundamentals. We must look back to the spring of 1973 and summer of 1987 to find comparable examples.

The very largest market capitalization companies drive the major market averages such as the Dow Jones Industrials, the S&P 500 and the Russell 3000, because all are capitalization weighted. Today, even the NASDAQ, dominated by Microsoft, Cisco and Intel, has lost its emerging company character. Since the beginning of 1998, the performance of portfolios, which did not consist of most of the twenty or so largest companies, generally fell far behind the market averages. One noticeable exception was the Maxus Laureate Fund, which had an outstanding six months.

All of the major market indices made most their gains in February when fourth quarter 1997 earnings appeared to be stronger than expected and money fleeing the deteriorating Asian economies sought the most recognizable and liquid names available. As the large capitalization companies surged in value, their dominance of the market averages became even more pronounced and the need to own them appeared to be even more necessary.

What distinguishes recent months from comparable periods during the last 25 years is magnitude of divergence. The very large companies appeared significantly overvalued on both the fundamental and historical standards while the smaller companies appear to be significantly undervalued on both counts. The Maxus Equity Fund, Maxus Aggressive Value Fund and the Maxus Ohio Heartland Fund have been focused on the latter, with the expectation that in the months and years ahead, stock market valuations will again reflect rational investment decisions.

 Maxus Income Fund
                                                         Schedule of Investments
                                                                    June 30,1998
 Shares/Principal Amount                              Market Value   % of Assets

 Common Stock - Real Estate
 11,600       Agree Realty                                 229,825
 20,000       Boykin Lodging                               425,000
                                                           654,825      1.61%
 Closed End Bond Funds
 66,422       American Opportunity Income                  435,894
 70,600       Americas Income *                            639,813
200,000       Blackrock Income                           1,387,500
 50,000       Blackrock North American Government          531,250
250,000       Hyperion 1999 Term Trust *                 1,781,250
100,000       Kemper Multi Market Income Trust             987,500
270,000       MFS Govt Mkts Income                       1,788,750
100,000       MFS Intermediate Income                      681,250
 75,000       MFS Multimarket Income                       529,688
130,000       Putnam Master Inter Income                 1,056,250
120,000       Salomon Brothers 2008 Gov't Term           1,185,000
                                                        11,004,145     27.10%
 Closed End Global Bond Funds
 70,000       Dreyfus Strategic Governments                651,875
165,000       First Commonwealth                         1,815,000
162,800       Kleinwort Benson Australian Income         1,109,075
140,000       Strategic Global Income                    1,653,750
100,000       Templeton Global Income *                    693,750
                                                         5,923,450     14.59%
 Corporate Bonds
179,000       Unisys Senior Notes 10.625%, 10-1-99         180,583      0.44%

 Corporate Bond Equivalents
 10,000       American General 8.45% MIPs                  258,125
 10,000       American Re 8.5% QUIPs                       257,812
 11,000       BF Goodrich Cap 8.3%                         280,500
 14,400       Chase Cap V 7.03%                            353,700
 25,000       Conagra Capitol Ser B Adj Rate               542,969
 10,000       DLJ 8.42%                                    257,500
 10,000       HL&P 8.125%                                  254,375
 12,000       NWPS Capital Financing 8.125% A              318,000
 21,000       Pacificorp 8.55% QUIDs                       530,250
 15,000       RJR Nabisco Holdings 10.00%                  373,125
 30,000       Southern Company 7.75%                       768,750
 30,000       Texaco Cap Adj Rate                          652,500
 10,000       Texaco Capital 6.875%                        244,375
 10,000       Time Warner 8.875%                           257,500
 10,000       Torchmark 9.18% MIP's                        258,437
                                                         5,607,918     13.81%
 Preferred Shares
 10,000       Associated Estates  9.75%                    254,375
 11,900       Crown American  11.00%                       638,138
 10,000       Developers Diversified  9.44%                258,750
 14,000       Excel Realty 8.625%                          344,750
  7,000       Gabelli Global Multimedia 7.92%              178,937
  7,000       Omega Healthcare 8.625%                      173,687
 38,600       Public Storage 8.875%                        989,125
 10,000       Rouse 9.25%                                  257,187
 52,000       Royce Value Trust 8.00%                    1,361,750
 20,500       Simon Debartolo 8.75%                        530,437
 14,000       Source Capital $2.40                         420,000
                                                         5,407,136     13.32%

*Non-income producing securities.
    The accompanying notes are an integral part of the financial statements.

 Maxus Income Fund
                                                         Schedule of Investments
                                                                    June 30,1998
 Shares/Principal Amount                              Market Value   % of Assets

 Converitble Bonds
223,000       Inco 7.75%, 3-15-16                          215,753      0.53%

 Convertible Preferred Shares
 33,000       Camden Ppty  $2.25                           874,500
 10,000       Chiquita Brands $2.88                        458,750
 25,000       Equity  Residential $1.81                    606,250
 30,000       Glenborough Realty $1.94                     731,250
  6,000       USX Corp $3.25                               289,125
                                                         2,959,875      7.29%
 U.S. Government Securities
 5,000,000    US T-notes 0%, 11-15-12                    2,204,500
 2,000,000    US T-notes 11.75%, 02-15-01                2,301,563
                                                         4,506,063     11.10%
 Cash and Equivalents
 1,500,000    Fed Home Loan 0%, 8-5-98                   1,491,960
 2,695,790    Star Bank Treasury                         2,695,790
                                                         4,187,750     10.31%

        Total Investments                               40,647,498    100.11%

        Other Assets Less Liabilities                      (42,673)    -0.11%

        Net Assets - Equivalent                         40,604,825    100.00%

    The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities
Maxus Income Fund                                      June 30, 1998 (unaudited)

                                                                   Income
                                                                    Fund
Assets:
     Investment Securities at Market Value                       40,647,498
      (Identified Costs - $40,470,094)
     Cash                                                             5,720
     Receivables:
       Receivable for investment securities sold                    131,961
       Dividends and interest receivable                            279,509
     Unamortized organization costs                                       -
Total Assets                                                     41,064,688

Liabilities:
     Payable for investment purchased                               316,538
     Payable for shareholder distributions                           39,149
     Accrued Expenses                                               104,176
Total Liabilities                                                   459,863
                                                                 40,604,825
Net Assets:
     Capital Paid In                                             39,994,904
     Undistributed Net Investment Income                            274,507
     Accumulated Realized Gain (Loss) on Investments - Net          158,010
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net             177,404
Net Assets                                                       40,604,825

Net Assets
     Investors Shares                                            40,604,825
     Institutional Shares                                                 -
          Total                                                  40,604,825

Shares of capital stock
     Investors Shares                                             3,630,715
     Institutional Shares                                                 -
          Total                                                   3,630,715

Net asset value
     Investors Shares                                                $11.18
     Institutional Shares                                            $11.18


    The accompanying notes are an integral part of the financial statements.

Statement of Operations
Maxus Income Fund                                      June 30, 1998 (unaudited)

                                                                   Income
                                                                    Fund
Investment Income:
Dividend income                                                   $583,239
Interest income                                                  1,135,823
Total Income                                                     1,719,062
Expenses:
Investment  advisory  fees  (Note 2)                               192,021
Distribution  fees  (Investor shares)                               96,011
Distribution  fees  (Institutional  shares)                              -
Custodial fees                                                      11,481
Organization costs                                                       -
Transfer agent fees/Accounting and Pricing                          20,233
Legal                                                               10,886
Audit                                                                7,500
Registration and filing fees                                        31,248
Printing & Other Miscellaneous                                      16,033
Gross Expenses                                                     385,413

Net Investment Income (Loss)                                     1,333,649

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments                                692,831
Distribution of Realized Capital Gains
  from other Investment Companies                                        -
Unrealized Gain (Loss) from Appreciation
 (Depreciation) on Investments                                    (972,318)
Net Realized and Unrealized Gain (Loss) on Investments            (279,487)

Net Increase (Decrease) in Net Assets from Operations           $1,054,162

    The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Maxus Income Fund                                      June 30, 1998 (unaudited)

                                                           Maxus Income Fund
                                                       01/01/98        01/01/97
                                                          to              to
                                                       06/30/98        12/31/97
From Operations:
     Net Investment  Income                           1,333,649       2,217,642
     Net Realized Gain (Loss) on  Investments           692,831         927,701
     Net  Unrealized  Appreciation (Depreciation)      (972,318)        804,642
Increase (Decrease) in Net Assets from Operations     1,054,162       3,949,985

Distributions to investor shareholders:
     Net Investment Income                           (1,059,142)     (2,215,429)
     Net Realized Gain (Loss) from
      Security Transactions                            (464,739)              -

Distributions to institutional shareholders:
     Net Investment Income                                    -               -
     Net Realized Gain (Loss) from Security Transactions      -               -
Change in net assets from distributions              (1,523,881)     (2,215,429)

From Capital Share Transactions:
     Proceeds  from  sale  of  shares                 7,168,465       8,907,950
     Dividend reinvestment                            1,284,173       1,680,395
     Cost  of  shares  redeemed                      (5,998,232)     (9,430,667)
Change in net assets  from  capital  transactions     2,454,406       1,157,678
Change in net assets                                  1,984,687       2,892,234

Net Assets:
     Beginning of period                             38,620,138      35,727,904
     End of period                                   40,604,825      38,620,138

Share Transactions:
     Issued                                             631,954         799,064
     Reinvested                                         113,126         151,394
     Redeemed                                          (528,261)       (850,768)
Net increase (decrease) in shares                       216,819          99,690
Shares outstanding beginning of period                3,413,896       3,314,206
Shares outstanding end of period                      3,630,715       3,413,896

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
Maxus Income Fund

                                     01/01/98    01/01/97    01/01/96    01/01/95    01/01/94
                                        to          to          to          to          to
                                     06/30/98    12/31/97    12/31/96    12/31/95    12/31/94

Net Asset Value -
     Beginning of Period               11.31       10.78       10.54        9.73       10.94
Net Investment Income                   0.36        0.67        0.70        0.72        0.74
Net Gains or Losses on Securities
     (realized and unrealized)         (0.05)       0.53        0.24        0.81       (1.22)
Total from Investment Operations        0.31        1.20        0.94        1.53       (0.48)
Distributions
     Net investment income             (0.26)      (0.67)      (0.70)      (0.72)      (0.73)
     Capital gains                     (0.18)          -           -           -           -
     Return of capital                     -           -           -           -           -
          Total Distributions          (0.44)      (0.67)      (0.70)      (0.72)      (0.73)
Net Asset Value -
     End of Period                    $11.18      $11.31      $10.78      $10.54       $9.73

Total Return *                          5.50%      11.47%       9.20%      16.15%      -4.39%

Ratios/Supplemental Data:
Net Assets at end of period
  (thousands)                         40,605      38,620      35,728      37,387      33,425
Ratio of expenses to average
   net assets *                         1.96%       1.91%       1.92%       1.90%       1.81%
Ratio of net income to
   average net assets *                 6.77%       6.08%       6.50%       7.01%       7.10%
Portfolio turnover rate *                 49%         70%         78%        121%        138%
Average commission per share         0.05270     0.05317     0.05238

* Annualized

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
                                                               MAXUS INCOME FUND
                                                       JUNE 30, 1998 (UNAUDITED)


  1.)SIGNIFICANT ACCOUNTING POLICIES
     The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated October 31, 1984. The Fund has an investment objective of obtaining the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. Under normal circumstances, at least 65% of the value of this Fund's total assets will consist of income-producing securities. Significant accounting policies of the Fund are presented below:

     SECURITY VALUATION:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     SECURITY TRANSACTION TIMING
     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management, Inc., a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000. The Investment Advisor agrees to reimburse its fee to the Fund in the amount by which the Fund expenses exceed 2% of average annual net assets.


  3.)RELATED PARTY TRANSACTIONS
     Resource Management, Inc. has three wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc, Maxus Securities Corp, and Maxus Information Systems Inc. Maxus Asset Management was paid $192,021 in investment advisory fees during the six months ended June 30, 1998. Maxus Securities, who served as the national distributor of the Fund's shares, was reimbursed $96,011 for distribution expenses. Maxus Information Systems, who provides accounting and shareholder services, received fees totaling $20,233 for services rendered to the Fund for the six months ended June 30, 1998. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $72,315 for the six months ending June 30, 1998.

NOTES TO FINANCIAL STATEMENTS
                                                               MAXUS INCOME FUND
                                                       JUNE 30, 1998 (UNAUDITED)

     At June 30, 1998, Maxus Securities Corp owned 60,000 shares in the Fund.

     Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.


  4.)CAPITAL STOCK AND DISTRIBUTION
     At June 30, 1998 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $39,994,904.

     Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.


  5.)PURCHASES AND SALES OF SECURITIES
     During the six months ended June 30, 1998, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $13,204,570 and $9,675,952 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $3,534,030 respectively.


  6.)FINANCIAL INSTRUMENTS DISCLOSURE
     There are no reportable financial instruments which have any off-balance sheet risk as of June 30, 1998.


  7.)SECURITY TRANSACTIONS
     For Federal income tax purposes, the cost of investments owned at June 30, 1998 was the same as identified cost.

     At June 30, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation             (Depreciation)          Net Appreciation (Depreciation)
  819,928                   (642,524)                         177,404

                                 THE MAXUS FUNDS
             1301 East Ninth Street, Suite 3600, Cleveland, OH 44114
                                 (216) 687-1000

                               INVESTMENT ADVISOR
                           Maxus Asset Management Inc
                             1301 East Ninth Street
                              Cleveland, Ohio 44114

                                BOARD OF TRUSTEES
                                 Denis J. Amato
                                Richard A. Barone
                                Burton D. Morgan
                                Michael A. Rossi
                                  Jerry Murphy

                                    OFFICERS
                           Richard A. Barone, Chairman
                        Robert J. Conrad, Vice-President
                           Robert W. Curtin, Secretary

                                    CUSTODIAN
                                Star Bank, N. A.
                                425 Walnut Street
                                 P. O. Box 1118
                           Cincinnati, Ohio 45201-1118

                                 TRANSFER AGENT
                          Maxus Information Systems Inc
                             1301 East Ninth Street
                              Cleveland, Ohio 44114

                                   DISTRIBUTOR
                              Maxus Securities Corp
                             1301 East Ninth Street
                              Cleveland, Ohio 44114

                                  LEGAL COUNSEL
                     Benesch, Friedlander, Coplan & Aronoff
                            2300 BP America Building
                                200 Public Square
                           Cleveland, Ohio 44114-2378

                                     AUDITOR
                         McCurdy & Associates CPA's Inc
                               27955 Clemens Road
                              Westlake, Ohio 44145